Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley   Act  of  2002,  each  of  the  undersigned   officers  of  Hugo
International Telecom, Inc. (the "Company"), certifies that:

     1. The Quarterly Report on Form 10-QSB of the Company for the three months ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




By:           /S/ Kevin Kreisler
              ------------------------
                  Kevin Kreisler
                  Chief Executive Officer and Chief Financial Officer
Date:             January 24, 2006


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.